September 21, 2011

DREYFUS MANAGER FUNDS I
-DREYFUS S&P STARS
OPPORTUNITIES FUND

Supplement to Prospectus dated August 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation (“Dreyfus”). The team members are Jocelin A. Reed, C. Wesley Boggs, Warren Chiang, Ronald Gala, Langton Garvin and Patrick Slattery, each of whom are dual employees of Mellon Capital and Dreyfus. The team has managed the fund since September 2011. Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1994. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since January 1993. Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997. Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. Mr. Garvin is a director at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2004. Mr. Slattery is a vice president and a portfolio manager at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2005. Mr. Boggs and Mr. Chiang have been portfolio managers of the fund since March 2010. Ms. Reed, Mr. Gala, Mr. Garvin and Mr. Slattery have been portfolio managers for the fund since September 2011.

6021S0911

September 21, 2011

DREYFUS MANAGER FUNDS I:

-Dreyfus S&P STARS Opportunities Fund

Supplement to Statement of Additional Information (the “SAI”)

Dated:

May 1, 2011, as revised or amended July 1, 2011 and August 1, 2011

     The following information supersedes and replaces any contrary information pertaining to the Dreyfus S&P STARS Opportunities Fund contained in Part I of the Statement of Additional Information (the “SAI”) entitled “Certain Portfolio Manager Information”:

     Jocelin A. Reed, C. Wesley Boggs, Warren Chiang, Ronald Gala, Langton Garvin and Patrick Slattery serve as the Fund’s portfolio managers.

     Ms. Reed and Messrs. Boggs, Chiang, Gala, Garvin and Slattery are employed by The Dreyfus Corporation (“Dreyfus”) and Mellon Capital Management Corporation, an affiliate of Dreyfus.

     The following table lists the number and types of other accounts advised by the portfolio managers and assets under management in those accounts as of August 31, 2011:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Jocelin A. Reed	14*	$5,631M	10	$634M	67**	$6,579M
C. Wesley Boggs	14*	$5,631M	10	$634M	67**	$6,579M
Warren Chiang	14*	$5,631M	10	$634M	67**	$6,579M
Ronald Gala	14*	$5,631M	10	$634M	67**	$6,579M
Langton Garvin	14*	$5,631M	10	$634M	67**	$6,579M
Patrick Slattery	14*	$5,631M	10	$634M	67**	$6,579M

     * One of the registered investment company accounts managed (approximately $4.265 billion in assets) is subject to a performance-based advisory fee.

     ** Ten of the other accounts managed (approximately $1.333 billion in aggregate assets) are subject to performance-based advisory fees.

     The dollar range of fund shares beneficially owned by the primary portfolio managers are as follows, as of August 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially
Owned
Jocelin A. Reed	$ 0
C. Wesley Boggs	$ 0
Warren Chiang	$ 0
Ronald Gala	$ 0
Langton Garvin	$ 0
Patrick Slattery	$0

6021SAISTK-0911